SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2004

INSITE VISION INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-22332	94-3015807
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

Insite Vision Incorporated

965 Atlantic Avenue

Alameda, California 94501

(Address of principal executive offices)

Registrant’s telephone number, including area code: (510) 865-8800

Not Applicable

(Former name or former address, if changed since last report.)

TABLE OF CONTENTS

ITEM 7.	EXHIBITS	3

ITEM 9.	REGULATION FD DISCLOSURE	3

	SIGNATURES	4

	EXHIBIT INDEX	5

	Exhibit 99.1

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ITE M 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	EXHIBITS

Exhibit No.	Description
99.1	InSite Vision Incorporated Press Release dated May 14, 2004.

ITEM 9.	REGULATI ON FD DISCLOSURE

The information in this Report, including the Exhibit attached hereto, is being furnished under Item 12 of Form 8-K pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003.

On May 14, 2004, we issued a press release, which, among other things, sets forth our results of operations for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporated language in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSITE VISION INCORPORATED

Dated:	May 14, 2004	by:	/s/ S. Kumar Chandrasekaran, Ph.D.

S. Kumar Chandrasekaran, Ph.D. Chairman of the Board, Chief Executive Officer, President and Chief Financial Officer (on behalf of the registrant and as principal financial and accounting officer)

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EXHI BIT INDEX

Number	Exhibit Table
99.1	InSite Vision Incorporated Press Release dated May 14, 2004.

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